U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2025 (July 23, 2025)

Audax Private Credit Fund, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56739	99-4488204
(State or other jurisdiction of incorporation or registration)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Park Avenue

New York, NY 10022

(Address of principal executive offices) (Zip Code)

(212) 703-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

On July 23, 2025, Michael Rettagliata, Chief Financial Officer of Audax Private Credit Fund, LLC (the “Company”), notified the Board of Directors of the Company (the “Board”) of his intention to resign, effective as of the close of business on August 6, 2025, in order to pursue other professional opportunities. The Company and the Board are grateful to Mr. Rettagliata for his service. Mr. Rettagliata’s decision to step down is not the result of any disagreement with the Company, its adviser or their affiliates regarding their operations, policies, practices or otherwise.

On August 6, 2025, the Board will appoint Alexander Gardiner as interim Chief Financial Officer (the “Interim CFO”), effective as of the close of business on August 6, 2025.

Mr. Gardiner (i) was not appointed as the Company’s Interim CFO pursuant to any arrangement or understanding with any other person; (ii) does not have a family relationship with any of the Company’s trustees or other executive officers; (iii) has not engaged, since the beginning of the Company’s last fiscal year, nor proposes to engage, in any transaction in which the Company was or is a participant; and (iv) has not entered into, nor expects to enter into, any material plan, contract, arrangement, grant or award in connection with his appointment as the Company’s Interim CFO.

Mr. Gardiner, 41, serves as the Senior Managing Director and Chief Financial Officer for Audax Management Company, LLC and its affiliates (collectively, “Audax Group”). Mr. Gardiner previously served as Chief Financial Officer at HighBrook Investors where he oversaw the finance, portfolio management and debt capital markets functions from 2015 to 2021. Prior to joining Highbrook Investors in 2010, Mr. Gardiner worked at Lexington Realty Trust and focused on corporate transactions. Mr. Gardiner received an A.B. from Harvard College and is a Chartered Financial Analyst.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDAX PRIVATE CREDIT FUND, LLC

Date: July 25, 2025
	By:	/s/ Grant Bokerman
	Name:	Grant Bokerman
	Title:	Secretary